UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 1, 2009
NEENAH ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-52681	25-1618281
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2121 BROOKS AVENUE
P.O. BOX 729
NEENAH, WISCONSIN 54957
(Address of Principal executive offices, including Zip Code)
(920) 725-7000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
NEENAH FOUNDRY COMPANY
(Exact name of registrant as specified in its charter)

WISCONSIN	333-28751	39-1580331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2121 BROOKS AVENUE
P.O. BOX 729
NEENAH, WISCONSIN 54957
(Address of Principal executive offices, including Zip Code)
(920) 725-7000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 8.01. Other Events.
As previously disclosed in the Neenah Foundry Company (“Neenah”) and Neenah Enterprises, Inc. (collectively, the “Company”) Form 10-K for the fiscal year ended September 30, 2008 (the “2008 Form 10-K”), on December 23, 2008, the Company provided notice to Tontine Capital Partners, L.P., as the holder of all of Neenah’s $75 million of 12 1/2% Senior Subordinated Notes due 2013 (the “12 1/2% Notes”), that Neenah was electing to defer the payment of 7 1/2% of the interest due on the 12 1/2% Notes with respect to the January 1, 2009 interest payment date (representing a deferral of an interest payment of approximately $2.8 million), as is permitted under the terms of the outstanding 12 1/2% Notes. Accordingly, Neenah has deferred the payment of such interest and the remainder of the interest has been paid in cash (representing a cash interest payment of approximately $1.9 million). Neenah is required to pay interest on the deferred interest at a rate of 12.5% per annum.
After taking into account the $1.9 million cash interest payment on the 12 1/2% Notes, as well as the January 2009 interest payment of approximately $10.7 million on Neenah’s $225 million of 9 1/2% Senior Secured Notes due 2017, the outstanding balance on Neenah’s 2006 amended and restated credit facility (the “Credit Facility”), as of January 2, 2009, was $70.6 million, the borrowing base under the Credit Facility was $94.3 million and, accordingly, the Company had unused availability of $23.7 million, or $8.7 million in excess of the $15.0 million availability threshold discussed in the 2008 Form 10-K.
For a discussion of the covenants and requirements contained in our debt agreements please refer to the 2008 Form 10-K, including the discussion contained in “Item 1A. Risk Factors — The terms of Neenah’s debt impose restrictions on us that may affect our ability to successfully operate our business. In addition, we may violate applicable financial covenants in our debt agreements if the unused availability under our 2006 Credit Facility falls below $15.0 million” and under “Item 7. - Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

NEENAH ENTERPRISES, INC.
Date: January 7, 2009	/s/ Jeffrey S. Jenkins
	Name:	Jeffrey S. Jenkins
	Title:	Corporate Vice President — Finance and Chief Financial Officer

NEENAH FOUNDRY COMPANY
Date: January 7, 2009	/s/ Jeffrey S. Jenkins
	Name:	Jeffrey S. Jenkins
	Title:	Corporate Vice President — Finance and Chief Financial Officer

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